UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[ ] Filed by the Registrant       [X] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)


                         KESSERLING HOLDING CORPORATION
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

                                  GARY E. KING
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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
Preliminary Copy

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This information statement is being provided to the shareholders of Kesserling Holding Corporation ("Company") in connection with certain actions to be taken by the written consent of shareholders holding a majority of the outstanding voting stock of the Company, dated as of November 16, 2009 ("Record Date"). The actions to be taken pursuant to the written consent shall be taken on or about January __, 2010, twenty (20) days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                             By: /s/ Gary E. King
                                -----------------------------
                                Gary E. King
                                Shareholder

January __, 2010

         NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF
            SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING VOTING STOCK IN LIEU OF A SPECIAL MEETING AND ANNUAL MEETING OF
                    THE SHAREHOLDERS, DATED NOVEMBER 16, 2009

To All Shareholders:

     NOTICE IS HEREBY GIVEN that the removal of the Company's entire board of directors, including, but not limited to, Virgil L. Sandifer, and the election of three new directors to serve for one year or until their successors are duly elected, will be taken pursuant to written consent of shareholders holding a majority of the outstanding voting stock of the Company ("Majority Shareholders"), dated as of November 16, 2009, in lieu of a special and annual meeting of the shareholders. Such action will be taken on or about January __, 2010.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of Common Stock, of which 36,046,321 shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

     Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders for a vote. However, since shareholders holding at least a majority 54.6% of the voting rights of all outstanding shares of Common Stock as of November 16, 2009, have, by their written consent, voted in favor of the removal of the Company's entire board of directors, including, but not limited to, Virgil L. Sandifer, and the election of three (3) new directors to serve for one year or until their successors are duly elected, no other shareholder votes or consents will be solicited or considered in connection with this Information Statement.

     While the above actions have been approved by a majority of our outstanding shares in accordance with Delaware General Corporation Law, the rules of the Securities and Exchange Commission provide that the above actions cannot take effect until at least 20 days after this Information Statement has first been sent to our shareholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on January __, 2010.

     The entire cost of furnishing this Information Statement will be borne by the consenting shareholders. We will request brokerage houses, nominees, custodians, fiduciaries and other similar persons to forward this Information Statement to the beneficial owners of the Company's voting securities and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to shareholders pursuant to Section 222 of the Delaware General Corporation Law.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         REMOVAL OF THE COMPANY'S ENTIRE BOARD OF DIRECTORS, INCLUDING,
                     BUT NOT LIMITED TO, VIRGIL L. SANDIFER

     On November 16, 2009, the Majority Shareholders of the Company executed a written consent of shareholders in accordance with Delaware General Corporation Law to remove the Company's entire board of directors, including, but not limited to, Virgil L. Sandifer.

                         ELECTION OF THREE NEW DIRECTORS

     Following the removal of the Company's entire board of directors, including, but not limited to, Virgil L. Sandifer, the Company will have no directors. On November 16, 2009, the Majority Shareholders executed a written consent in accordance with Delaware General Corporation Law to elect Greg N. Aff, Gary E. King and Teddy B. Sparling, Jr. as directors of the Company to serve for one year or until their successors are duly elected, effective immediately after the above described removal of the entire board of directors of the Company, including, but not limited to, Virgil L. Sandifer.

GREG N. AFF

     Mr. Aff is the General Manager of King Door & Hardware, a division of King Brothers Woodworking Inc. Greg is also the Chairman of the Management Advisory Committee of King Brothers Woodworking. He has been in the commercial door and hardware industry for 25 years, where he has written specifications for architects and has provided commercial building products for schools, hospitals, universities and office buildings.

GARY E. KING

     Mr. King assumed financial and internal operational control of King Brothers Woodworking, Inc. in 1976, co-managing with his brother since that time. In 1997, Mr. King assumed a similar role in King Door and Hardware, Inc., a company he and his brother founded. Prior to that time, Mr. King worked in various staff and management positions with Battelle Memorial Institute and Pacific Northwest Laboratories in Richland, Washington. Mr. King holds both a BS degree in Physics and an MBA degree from the University of Washington in Seattle, WA. He currently serves as treasurer on the Governing Board of Northwest University in Kirkland, WA, which he joined in 1985.

TEDDY B. SPARLING

     Mr. Sparling has been involved in the construction industry for 29 years and has successfully owned and managed his own construction related companies for 18 years. Additionally, Ted has been a Licensed Florida Building Contractor since 1989, a long time Member of the National Assoc. of Home Builders and a member of the American Society of Home Inspectors. Ted is currently president of Gulf & Bay Constructors Inc. in Sarasota FL, and president and manager of Florida Fuel Solutions LLC, which is focused on renewable fuels.

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
SHAREHOLDERS SHARING AN ADDRESS

     We will deliver only one Information Statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which we have delivered a single copy of the Information Statement. A shareholder may notify the consenting shareholders that the shareholder desires to receive a separate copy of the Information Statement by contacting Mr. Gary E. King by telephone at (509) 453-4683.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED SHAREHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table (based on information contained in the Company's most recently filed Form 10-K Annual Report and other documents filed by the Company, its officers, directors and persons who own more than 5% of the Company's voting securities) sets forth security ownership information as of November 16, 2009, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five percent (5%) of the Company's Common Stock; (ii) each of the Company's officers and directors; (iii) the newly elected directors; and (iv) all officers and directors as a group. We assume that each of the shareholders listed below has sole voting and investment power over the shares beneficially owned. The removed director, Virgil Lee Sandifer, is the beneficial owner of 779,342 shares of Common Stock.

                                                               Amount and
                                                                Nature of
Name of Beneficial Owner             Title Of Class         Beneficial Owner       Percent of Class
------------------------             --------------         ----------------       ----------------
Greg Aff (1)                          Common Stock               40,000              Less than 1%

Charles B. Rockwood                   Common Stock            2,000,000                     5.55%

Kenneth Craig                         Common Stock            3,852,339 (2)                10.69%

Gary and Margaret King (1)            Common Stock            5,725,278                    15.88%

Clifford H. Wildes                    Common Stock            3,338,696 (3)                 9.26%

Teddy B. Sparling (1)                 Common Stock            1,719,668                     4.77%

Nicole O'Sullivan                     Common Stock            2,257,379 (4)                 6.26%

Curtis and Lois King                  Common Stock            2,965,000                     8.23%

Vision Capital Advisors, LLC          Common Stock            3,977,945 (5)                 9.94%
(Adam Benewitz)
20 West 5th Street, 5th Floor
New York, New York 10019

All officers and directors as
 a group (3)                          Common Stock            7,484,946                    20.76%

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(1)  Messrs.  Greg  Aff,  Gary  King and Teddy  Sparling  are the newly  elected
     Directors of the Company.
(2) Includes 2,101,277 shares of Common Stock held by Mr. Craig's wife and children.
(3)  Includes 1,600,000 shares of Common Stock held by Mr. Wildes' wife.
(4)  Represents shares of Common Stock held by the Nicole O'Sullivan Trust.
(5)  Based on Form 13G/A filed on February 12, 2009.

DISSENTERS' RIGHTS OF APPRAISAL

     The Delaware General Corporation Law does not provide for dissenters' or appraisal rights in connection with the removal of the Company's directors or the election of new directors.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

     The Majority Shareholders are not aware of any substantial interest, direct or indirect, by security holdings or otherwise, of any persons in any matter acted upon (other than the removal of the entire board of directors) except potential opposition from the removed directors. On November 16, 2009, the Majority Shareholders and some additional shareholders filed a Stockholders' Derivative Complaint (Including Request for Temporary Restraining Order) against Kesserling Holding Corporation, Kesserling Corp., Inc., Virgil Lee Sandifer, Jr., Joseph A Silva and Any Unknown Directors seeking damages (without designating an amount of damages) and requesting a temporary restraining order and thereafter a preliminary injunction to judicially restrain the defendants from (a) issuing additional stock; (b) hiring or terminating any board members and/or officers: (c) changing any banking arrangements involving King Brothers Woodworking, Inc.; (d) seizing or exerting control over any payments receiving or to be received by King Brothers; (f) issuing any payment to Searchlight; (g) declaring or issuing any dividends; and/or (h) engaging in any other drastic or material change that would affect the operation of Kesserling Holding Corporation, Kesserling Crop., Inc. or King Brothers Woodworking, Inc.

     This case was filed in the United States District Court, Eastern District of Washington. The case number is CV-09-3110-EFS. On November 24, 2009, the Court entered an order temporarily restraining the defendants from taking the types of actions described above. A hearing was scheduled for December 3, 2009, but was continued to a later, as yet to be determined, date.

                             ADDITIONAL INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, and in accordance therewith, files reports, proxy statements, information statements and other information, including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

                                   CONCLUSION

     As a matter of regulatory compliance, we are sending you this information statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with these actions. This information statement is intended to provide our fellow shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE MAJORITY SHAREHOLDERS TAKING THESE ACTIONS


Gary King
Shareholder                                                     January __, 2009

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